ANNUAL REPORT
PHOENIX LIFE SEPARATE
ACCOUNT C
December 31, 2014

PHOENIX LIFE SEPARATE ACCOUNT C
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2014
	Virtus Capital Growth Series – Class A Shares
Assets:
Investments at fair value	$ 576,980
Total assets	$ 576,980
Total net assets	$ 576,980
Units outstanding	2,348
Investment shares held	25,317
Investments at cost	$ 376,470
	Unit Value	Units Outstanding
Phoenix Life Separate Account C	$ 245.73	2,348
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE SEPARATE ACCOUNT C
STATEMENT OF OPERATIONS
For the period ended December 31, 2014
Virtus Capital Growth Series – Class A Shares
Income:
Dividends	$ 367
Expenses:
Mortality and expense fees	4,647
Net investment income (loss)	(4,280)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	22,438
Realized gain (loss)	22,438
Change in unrealized appreciation (depreciation) during the year	42,550
Net increase (decrease) in net assets from operations	$ 60,708
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE SEPARATE ACCOUNT C
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
	Virtus Capital Growth Series – Class A Shares
	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (4,280)	$ (2,481)
Realized gains (losses)	22,438	4,084
Unrealized appreciation (depreciation) during the year	42,550	129,366
Net increase (decrease) in net assets from operations	60,708	130,969
Contract transactions:
Payments received from contract owners	-	-
Transfers for contract benefits and terminations	(65,219)	(25,673)
Contract maintenance charges	(935)	(940)
Net increase (decrease) in net assets resulting from contract transactions	(66,154)	(26,613)
Total increase (decrease) in net assets	(5,446)	104,356
Net assets at beginning of period	582,426	478,070
Net assets at end of period	$ 576,980	$ 582,426
The accompanying notes are an integral part of these financial statements.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization
Phoenix Life Separate Account C (the “Separate Account”), is a separate account of Phoenix Life Insurance Company (“Phoenix” Life, “we” or “us”). Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“Phoenix”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on February 7, 1972. The Separate Account currently consists of one investment option (also known as a sub-account) that invests in shares of an underlying mutual fund of the Virtus Variable Insurance Trust (“VVIT”). The Separate Account invests in the Virtus Capital Growth Series—Class A Shares of the VVIT (the “Fund”).
Contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).
Phoenix Life and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from Phoenix Life’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against the Phoenix Life’s general account assets.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) in the investment company industry:
A.     Valuation of investments: Investments are made in the Fund and stated at fair value based on the reported net asset values of the Funds, which in turn value their investment securities at fair value.
B.     Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Fund are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.
C.     Income taxes: Phoenix Life is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and the operations of the Separate Account are included in the consolidated federal income tax return of Phoenix. Under the current provisions of the Code, Phoenix Life does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made currently to the Separate Account for federal income taxes. Phoenix Life will review periodically the tax liability of the Separate Account in the event of changes in the tax law and may assess a charge may be made in future years for any federal income taxes that would be applied against the Separate Account.
D.     Use of estimates: The preparation of financial statements in accordance with GAAP requires Phoenix Life management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.
E.     Security Valuation: The Separate Account measures the fair value of its investment in the Fund available on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
a.     Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.
b.     Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
c.     Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.
Investments in Fund shares are valued using the reported net asset value of the Fund at the end of each New York Stock Exchange business day, as determined by the Fund. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2014.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 3— Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:
Investment Option	Purchases	Sales
Virtus Capital Growth Series – Class A Shares	$ 366	$ 70,800
	$ 366	$ 70,800

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 4— Changes in Units Outstanding
The changes in units outstanding were as follows:
	For the period ended December 31, 2014			For the period ended December 31, 2013
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Virtus Capital Growth Series – Class A Shares	-	(279)	(279)	-	(142)	(142)

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 5— Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2014, 2013, 2012, 2011, and 2010 follows:
	At December 31,			For the periods ended December 31,
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2]	Total Return [3]
Virtus Capital Growth Series – Class A Shares
2014	2	245.73	577	0.06%	0.80%	10.84%
2013	3	221.71	582	0.33%	0.80%	28.40%
2012	3	172.66	478	0.47%	0.80%	12.85%
2011	4	153.00	657	0.05%	0.80%	(5.36%)
2010	5	161.67	742	0.42%	0.80%	13.96%

[1]The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the mutual fund in which the Investment Option invests.
[2]The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated through the end of the reporting period.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 6— Related Party Transactions and Charges and Deductions
Related Party Transactions
Phoenix LIfe and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. Phoenix Life is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.
Saybrus Equity Services, Inc., a broker-dealer subsidiary of Phoenix, distributes Phoenix Life’s products through broker-dealers and other financial intermediaries.
Charges and Deductions
Phoenix Life makes deductions from the contract to compensate us for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.
Certain charges are deducted from the variable contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:
A.    Contract Maintenance Charges
The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate Phoenix Life for certain costs associated with maintenance. These expenses are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2014 and 2013 were $935 and $940, respectively. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:
Administration Charge – Phoenix Life will make deductions to cover administrative expenses at a maximum annual rate of $15 per contract.
Contract Surrender Charge – In accordance with terms of the contracts, Phoenix Life makes deductions for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary. Other Charges – Phoenix Life may deduct other costs depending on the policy terms.
All of the above expenses are reflected as a redemption of units.
B.    Mortality and Expense Fees
Phoenix Life will make deductions at a maximum rate of 0.80% of the contract’s value for the mortality and expense cost risks, which Phoenix Life undertakes. These expenses are included in separate line item “Mortality and Expense Fees” in the accompanying statements of operations. The total aggregate expense for the period ended December 31, 2014 was $4,647. This expense is reflected as a reduction of unit values.
Note 7—Distribution of Net Income
The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner's overall value will increase as the individual sub-account value increases in the form of additional units and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 8—Diversification Requirements
Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
Phoenix Life intends that the investment option shall comply with the diversification requirements.
Note 9—Other
SEC Cease-and-Desist Order
Phoenix and PHL Variable Insurance Company ("PHL Variable") an affiliate of Phoenix Life, are subject to a SEC Order Instituting Cease-and- Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease- and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Offer”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed Phoenix and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 thereunder. Phoenix and PHL Variable remain subject to these obligations. Pursuant to the Orders, Phoenix and PHL Variable were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. Phoenix and PHL Variable paid civil monetary penalties to the SEC in the aggregate amount of $1,100,000 pursuant to the terms of the Orders.
Phoenix Life has not sold to any new contract owners any SEC registered annuity and life insurance contracts since September, 2012. Contract owners at that time, however, have been permitted to exercise rights provided by their then existing contracts, including the right to make additional premium payments into these SEC registered annuity and life insurance contracts.
Rating Agency Actions
On January 14, 2014, Moody’s Investor Services withdrew all of its ratings citing insufficient information to monitor the ratings.
On May 20, 2014, Standard & Poor’s Ratings Services placed its ‘B-’, long-term counterparty credit rating on Phoenix and its ‘BB-’ long-term counterparty credit and financial strength ratings on Phoenix and PHL Variable on CreditWatch with negative implications.
On August 12, 2014, Standard & Poor's Ratings Services lowered its financial strength ratings on Phoenix and PHL Variable to 'B+' from 'BB-' and affirmed its 'B-' long-term counterparty credit rating on Phoenix. They removed the ratings from CreditWatch and assigned a negative outlook. They also affirmed Phoenix's long-term counterparty credit rating.
Reference in this report to any credit rating is intended for the limited purposes of discussing or referring to changes in PHL Variable’s credit ratings or aspects of its liquidity or costs of funds.
Such reference cannot be relied on for any other purposes, or used to make any inference concerning future performance, future liquidity or any future credit rating.
Management and Organizational Changes
On August 11, 2014, Phoenix announced the appointment of Ernest McNeill, Jr. as Senior Vice President and Chief Accounting Officer of Phoenix and Phoenix Life, effective August 25, 2014.
Separate Account Assets and General Account Obligations under Your Contract
Under New York law the Separate Account assets are segregated from the Phoenix Life general account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of Phoenix Life. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that Phoenix Life conducts and as such are insulated from the creditors of Phoenix Life.

PHOENIX LIFE SEPARATE ACCOUNT C
NOTES TO FINANCIAL STATEMENTS
Note 9—Other  (Continued)
Guaranteed benefits under the contract, such as interest credited to the GIA, an enhanced death benefit, any living benefits and/or annuitization option payments, or any other guarantees selected by a contract owner to the variable annuity, are paid from Phoenix Life’s general account (“Guaranteed Benefits”). Therefore, any amounts that Phoenix Life may pay under the contract as part of the Guaranteed Benefits are subject to Phoenix Life’s long-term ability to make such payments.
Note 10—Mergers, Liquidations, and Name Changes
A.    Mergers
There were no mergers in 2013 or 2014.
B.    Liquidations
There were no liquidations in 2013 or 2014.
C.    Name Changes
There were no name changes in 2013 or 2014.
D.    Other
Effective May 1, 2013, the Virtus Variable Insurance Trust assigned share classes to its fund portfolios. Those shares in which the Separate Account invests were designated “Class A Shares.
Note 11—Subsequent Events
Dividends
On March 19, 2015, Phoenix Life declared a $15.0 million dividend to Phoenix.
Late Filings
On February 6, 2015, Phoenix filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing its inability to file its 2014 Form 10-K on or before the prescribed due date and its expectation that it will be filed within the extension period afforded under Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before March 31, 2015.
Restatement
Phoenix filed a Current Report on Form 8-K with the SEC on February 6, 2015 disclosing that Phoenix’s Audit Committee concluded that Phoenix’s previously issued audited consolidated financial statements for the year ended December 31, 2013 and unaudited interim consolidated financial statements for the three months ended December 31, 2013 included in Phoenix’s Annual Report on Form 10-K for the year ended December 31, 2013 and Phoenix’s previously issued unaudited interim consolidated financial statements for the three months ended June 30, 2014 included in Phoenix’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the SEC should no longer be relied upon and should be restated because of certain material errors identified in such financial statements. In addition, as required by applicable accounting standards, Phoenix adjusted the financial statements for all known errors, some of which were already recorded and disclosed in prior SEC reports as out-of-period adjustments. Phoenix filed its Annual Report on Form 10-K for the year ended December 31, 2014 containing the restated information on March 31, 2015 within the extension period afforded under Rule 12b-25 of the Exchange Act.
Management believes that Phoenix Life will restate the following financial statements and financial information in its audited GAAP financial statements for the year ended December 31, 2014 : (i) the statement of income and comprehensive income, statement of cash flow and statement of changes in stockholders’ equity for the year ended December 31, 2012; and (ii) the statement of income and comprehensive income, balance sheet, statement of cash flow and statement of changes in stockholders’ equity for the year ended December 31, 2013.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Phoenix Life Insurance Company:
In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment option of the Phoenix Life Separate Account C (identified in Note 1) at December 31, 2014, the results of operations for the period then ended, the changes in net assets for the periods then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of Phoenix Life Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the transfer agents, provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
May 1, 2015

PHOENIX LIFE SEPARATE ACCOUNT C
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06103-2899
1851 Securities, Inc.
One American Row
Hartford, Connecticut 06102
Underwriter
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
185 Asylum Street, Suite 2400
Hartford, Connecticut 06103-3404

Phoenix Life Insurance Company
PO Box 22012
Albany, NY 12201-2012
Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.
Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
OL4264 © 2014 The Phoenix Companies, Inc.	2-14